Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mass Hysteria Entertainment Company, Inc., a Nevada corporation, (the “Company”) on Form 10-K for the year ending November 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Grodnik, Chief Executive Officer, Principal Executive Officer and Principal Accounting Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel Grodnik
Daniel Grodnik
Chairman, Chief Executive Officer, Principal Executive Officer and Principal Accounting Officer

July 16, 2013